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                                                                           Draft
                                                                        Mail.com
                                                                         3 20 01


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 19, 2001

                                 Mail.com, Inc.

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(Exact name of registrant as specified in its charter)


               Delaware                         000-26371                13-3787073
    (State or other jurisdiction of     (Commission File Number)      (I.R.S. Employer
            incorporation)                                          Identification No.)

                             11 Broadway, 6th Floor
                               New York, NY 10004

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                    (Address of principal executive offices)



Registrant's telephone number, including area code               (212) 425-4200



                                       N/A

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           Former Name or Former Address, if Changed Since Last Report

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ITEM 5.  OTHER EVENTS

         Mail.com, Inc. ("Mail.com") completed on March 19, 2001 the issuance of $3.9 million principal amount of 10% Senior Convertible Notes due January 8, 2006 (the "Notes") to certain accounts managed by Zesiger Capital Group LLC and an individual investor. The Notes are joint and several obligations of Mail.com and its subsidiaries Mail.com Business Messaging Services, Inc. and The Allegro Group, Inc. (collectively, the "Companies").

         The Notes bear interest, payable semi-annually, at the rate of 10% per annum. One half of each interest payment is payable in cash and one half is payable in shares of Mail.com Class A common stock, par value $.01 per share ("Class A common stock"), until 18 months after the closing date of the financing. Thereafter, one half of each interest payment may be paid in shares of Class A common stock at the option of the Companies. For purposes of determining the number of shares issuable upon payment of interest in shares of Class A common stock, such shares will be deemed to have a value equal to the applicable conversion price at the time of payment.

         Each of the Notes is convertible at any time at the option of the holder into Class A common stock at an initial conversion price equal to $1.00 per share. The conversion price is subject to anti-dilution adjustments.

         The Companies may, at their option, prepay the Notes, in whole or in part, at any time (i) on or after the third anniversary of the closing date of the financing, (ii) if the closing price of the Class A common stock on the NASDAQ stock market, or other securities market on which the Class A common stock is then traded, is at or above $5.00 per share (such amount to be appropriately adjusted in the event of a stock split, stock dividend, stock combination or recapitalization or similar event having a similar effect) for 30 consecutive trading days or (iii) Mail.com desires to effect a merger, consolidation or sale of all or substantially all of its assets in a manner that is prohibited by the Note Purchase Agreement dated as of March 13, 2001 between Mail.com and the initial purchasers of the Notes (the "Note Purchase Agreement") and the holders of the Notes fail to consent to a waiver of such prohibition to permit such merger, consolidation or sale.

         The Note Purchase Agreement contains certain customary covenants and events of default, including certain limitations on the ability of the Companies to incur additional indebtedness and additional liens on its assets.

         Mail.com granted shelf and piggyback resale registration rights to the holders of the Notes with respect to the shares of Class A common stock issuable upon conversion of the Notes or in payment of interest on the Notes pursuant to a Registration Rights Agreement.

         On March 20, 2001, Mail.com completed a private placement of 3,000,000 shares of Class A common stock (the "Common Shares") to Federal Partners, L.P. ("Federal Partners") for an aggregate price of $3,000,000. Pursuant to the Common Stock Purchase Agreement dated as of March 13, 2001 between Mail.com and Federal Partners (the "Common Stock Purchase Agreement") and subject to the effectiveness of a registration statement covering shares of Class A common stock issuable upon conversion of certain Mail.com convertible notes, Mail.com is obligated to issue an additional 1,000,000 shares of Class A common stock (the "Adjustment Shares") to Federal Partners if the closing price of Mail.com's Class A common stock is not at or above $10 per share for at least five consecutive trading days during 2001.

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         Mail.com granted shelf and piggyback resale registration rights to
Federal Partners with respect to the Common Shares and the Adjustment Shares pursuant to a Registration Rights Agreement.

         The net proceeds of the issuance of the Notes and Common Shares will be used for working capital and other general corporate purposes.

         A copy of the Note Purchase Agreement, the Registration Rights Agreement relating to shares of Class A common stock issuable upon conversion of the Notes, the Common Stock Purchase Agreement and the Registration Rights Agreement relating to the shares of Class A common stock issued or issuable pursuant to the Common Stock Purchase Agreement are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 Note Purchase Agreement dated as of March 13, 2001, by and among Mail.com, Inc., Mail.com Business Messaging Services, Inc., The Allegro Group, Inc. and the purchasers listed therein.*

         Exhibit 99.2 Registration Rights Agreement dated as of March 13, 2001, by and among Mail.com, Inc. and the holders of Notes listed therein.

         Exhibit 99.3 Common Stock Purchase Agreement dated as of March 13, 2001, by and between Mail.com, Inc., and the purchaser listed therein.*

         Exhibit 99.4 Registration Rights Agreement dated as of March 13, 2001, by and between Mail.com, Inc. and the investor listed therein.

* Disclosure schedules and other attachments to the Note Purchase Agreement and the Common Stock Purchase Agreement are omitted, but will be furnished supplementally to the Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2001


                                                 MAIL.COM, INC.

                                                 By:    s/Thomas Murawski
                                                        -----------------------
                                                        Thomas Murawski
                                                        Chief Executive Officer


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                                  Exhibit Index

         Exhibit 99.1 Note Purchase Agreement dated as of March 13, 2001, by and among Mail.com, Inc., Mail.com Business Messaging Services, Inc., The Allegro Group, Inc. and the purchasers listed therein.*

         Exhibit 99.2 Registration Rights Agreement dated as of March 13, 2001, by and among Mail.com, Inc. and the holders of Notes listed therein.

         Exhibit 99.3 Common Stock Purchase Agreement dated as of March 13, 2001, by and between Mail.com, Inc., and the purchaser listed therein.*

         Exhibit 99.4 Registration Rights Agreement dated as of March 13, 2001, by and between Mail.com, Inc. and the investor listed therein.

* Disclosure schedules and other attachments to the Note Purchase Agreement and the Common Stock Purchase Agreement are omitted, but will be furnished supplementally to the Commission upon request.